Exhibit 99.1

February 7, 2007

Dear Inland Retail Real Estate Trust, Inc. Shareholder:

On February 7, 2007, Inland Retail Real Estate Trust, Inc. (“Inland Retail”) paid a distribution of $0.069167 per share to shareholders of record as of January 24, 2007. This calculation is based upon an annualized rate of $.83 per share divided by 12 (number of months in the year). The annualized distribution rate of $0.83 per share remains the same.

Special Meeting of Shareholders:

Our Special Meeting of Shareholders will be held on February 22, 2007. Proxy packages were mailed to all shareholders in January. We are requesting your vote on the approval of our merger agreement with Developers Diversified Realty Corporation (“DDR”). If you have not already voted your shares, please do so. Your vote is very important. Votes may be cast via mail, telephone or internet. If you have not received or have misplaced your proxy, please contact Morrow & Company, our proxy solicitor, at (800) 573-4804.

Pursuant to the merger agreement, DDR will acquire all of the outstanding shares of Inland Retail for a total merger consideration of $14.00 per share plus a final prorated distribution for the months then not paid. DDR may elect to issue up to $4.00 per share of the total merger consideration in the form of DDR common shares. DDR will announce today if the merger consideration will be paid entirely in cash or if DDR common shares will be issued as a form of payment in combination with cash. In a few days, you will receive a separate announcement detailing these specifics.

1099s

Form 1099s were mailed to shareholders of all applicable accounts at the end of January by Registrar and Transfer Company (“R&T”). Please find enclosed a helpful list of Frequently Asked Questions regarding 1099s. If your investment is held in a retirement account, such as an IRA or SEP investment, you will not receive a Form 1099-DIV from Inland Retail. Your custodian will provide you with any necessary tax information.

Account Changes:

If there are any discrepancies regarding your account, such as an incorrect address, misspelled name or incorrect registration, please contact us immediately. In anticipation of our merger with DDR, requests to change any account information must be received by Registrar and Transfer Company no later than Friday, February 16, 2007.

If you have any questions, please contact Inland Retail Investor Relations at (800) 348-9192.

Sincerely,
INLAND RETAIL REAL ESTATE TRUST, INC.

Barry L. Lazarus
Chief Executive Officer

Please see the reverse side of this letter for important information.

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This letter does not constitute an offer of any securities for sale. In connection with the proposed transaction, DDR and Inland Retail have filed a definitive proxy statement/prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material before making any voting or investment decisions with respect to the merger.

DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.

YOUR GUIDE TO FORM 1099-DIVs

FREQUENTLY ASKED QUESTIONS

1.              The distributions on my annual statement do not match my 1099-DIV. Why?

In order to match the figures on your 1099-DIV to your annual statement, please add the numbers in Boxes 1a, 2a, and 3. Do not include the figures in Boxes 1b and 2b in your addition. These figures are already incorporated in the figures in Box 1a and 2a. Please consult your tax preparer for further explanation on IRS regulations.

2. How do I request a duplicate Form 1099?

Duplicate Form 1099s may be requested by the shareholder of record or financial advisor of record from Registrar and Transfer Company via the following methods:

Website:	www.rtco.com	Mail:	Registrar and Transfer Company
Telephone:	(800) 960-6552		Specialized Issuer Services
Fax:	(908) 272-9481		10 Commerce Drive, P.O. Box 1727 Cranford, NJ 07016

1099 information may be accessed on the Investor Relations Inquiry System (IRIS) portion of R&T’s website at www.rtco.com. Should you require an IRIS log-in and password, one may be requested at the bottom of the website’s home page.

3. How can my Form 1099 be sent directly to my accountant?

For your privacy and protection, please submit a written request signed by the shareholder(s) of record to Registrar and Transfer Company with instructions to send your 1099 to your accountant or other third party.

4.              Where should the numbers on my Form 1099 be placed on my tax return?

Due to the complexity of tax laws, please consult a professional tax preparer or the IRS for assistance with the preparation of your tax return.

5.              Why did I not receive a 1099 for my investment?

If your investment is held in a retirement account, such as an IRA or SEP investment, you will not receive a Form 1099-DIV from us. Your custodian will provide you with any necessary documentation required to prepare your tax return.

2901 Butterfield Road Oak Brook, Illinois 60523 800.348.9192